SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 19, 2000


                       SECURITY CAPITAL GROUP INCORPORATED

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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland

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                (State or Other Jurisdiction of Incorporation)

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              1-13355                           36-3692698
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     (Commission File Number)         (I.R.S. Employer Identification No.)


                 125 Lincoln Avenue, Santa Fe, New Mexico 87501
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               (Address of Principal Executive Offices) (Zip Code)


                                 (505) 982-9292
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              (Registrant's Telephone Number, Including Area Code)

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Item 5.        Other

      On July 19, 2000, Security Capital Group Incorporated ("Security Capital") agreed to exchange with Archstone Communities Trust, a Maryland real estate investment trust ("Archstone"), 17,479,293 Archstone common shares of beneficial interest, $1.00 par value per share ("Common Shares") held by Security Capital for consideration of $383,841,380 consisting of $221,333,620 original principal amount of Convertible Mortgage Notes due 2006 of Homestead Village Incorporated, a Maryland corporation and an indirect subsidiary of Security Capital, which Convertible Mortgage Notes were valued by the parties at $205,175,000 and which are currently held by Archstone, and $178,666,380 in cash.

      In connection with the exchange, Security Capital and Archstone amended the Third Amended and Restated Investor Agreement, by and between Archstone and Security Capital, dated as of September 9, 1997 and amended by Amendment No.1 thereto dated as of July 7, 1998 (as amended the "Third Amended and Restated Investor Agreement"), to provide, among other things, for one of the Security Capital nominees to the Archstone's Board of Trustees to serve on each of the Archstone's Executive and Investment Committee of the Board of Trustees and the Management Development and Executive Compensation Committee of the Board of Trustees as long as Security Capital retains a 10% ownership interest in the Company. Archstone has agreed to make required securities filings on a timely basis and provide operating and financial information to Security Capital. In addition, Security Capital's registration rights for Common Shares were changed with respect to certain convertible or exchangeable securities that it may issue.

      As a result of the exchange, Security Capital will reduce its ownership in Archstone from 52,950,507 Common Shares, or 38.06% of the outstanding Common Shares to 35,471,214 Common Shares, or 29.07% of the outstanding Common Shares (after giving effect to the cancellation by Archstone of the Common Shares acquired by Archstone in the exchange). In connection with its reduced ownership of Common Shares, Security Capital has agreed to reduce the number of current nominees to Archstone's Board of Trustees from three to two in accordance with the terms of the Third Amended and Restated Investor Agreement.

      In addition, on July 19, 2000, Security Capital issued a press release announcing the sale of the Common Shares to Archstone. A copy of the press release is attached hereto as Exhibit 1 and is incorporated herein by reference, and the description herein of such press release and the matter described therein is qualified in its entirety by reference to such press release



Item 7.  Financial Statements and Exhibits

        (a)   Financial Statements

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

                  None.

        (b)   Pro Forma Financial Information

                  None.

        (c)   Exhibits

      Exhibit No.       Document Designation
      ----------        --------------------
      1                 Press Release of Security Capital Group Incorporated
                        dated July 19, 2000

      2 Purchase and Sale Agreement dated as of July 19, 2000 between Archstone Communities Trust and Security Capital (includes Amendment No. 2 to the Third Amended and Restated Investor Agreement, by and between Archstone Communities Trust and Security Capital, dated as of September 9, 1997 and amended by Amendment No.1 thereto dated as of July 7, 1998).

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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SECURITY CAPITAL GROUP INCORPORATED



                                    By:   /s/  Jeffrey A. Klopf
                                          ------------------------------
                                          Jeffrey A. Klopf
                                          Senior Vice President and Secretary


Dated:   July 24, 2000

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                                  Exhibit Index

      1 Press Release of Security Capital Group Incorporated dated July 19, 2000

      2 Purchase and Sale Agreement dated as of July 19, 2000 between Archstone Communities Trust and Security Capital Group Incorporated (includes Amendment No. 2 to the Third Amended and Restated Investor Agreement, by and between Archstone Communities Trust and Security Capital Group Incorporated, dated as of September 9, 1997 and amended by Amendment No.1 thereto dated as of July 7,
                        1998) (incorporated by reference to the Schedule 13D amendment filed by Security Capital in relation to Archstone Communities Trust with the Securities and Exchange Commission on July 21, 2000)